AGREEMENT

     This Agreement is effective as of May 1, 2000, and is by and between OraLabs, Inc., a Colorado corporation (the "Company") and Gary Schlatter (the "Employee").

     WHEREAS, the parties entered into an Amended and Restated Employment Agreement dated April 25, 1997 (the "Employment Agreement"); and

     WHEREAS, the Employment Agreement expires on April 30, 2000; and

     WHEREAS, the parties wish to amend the Employment Agreement as described in this instrument.

     NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the adequacy and sufficiency of which is acknowledged by the parties, the parties agree as follows:

          1. The Term of the Employment Agreement is hereby extended for three years, from April 30, 2000 to April 30, 2003.

          2. The salary for the Employee's services performed under the Employment Agreement shall be $295,000 for the year from May 1, 2000 to April 30, 2001, $324,500 for the year from May 1, 2001 to April 30, 2002, and $356,950 for the year from May 1, 2002 to April 30, 2003, all of which shall be payable by the company in equal weekly installments and reduced by applicable withholding of federal, state and local taxes. In addition to the foregoing, upon complete execution of this Agreement, the Company shall pay a $50,000 bonus to the Employee.

          3. In addition to the Benefits described in Section 7 of the Employment Agreement, the Company shall pay the lease and insurance expense for up to two automobiles used by the Employee and will reimburse the Employee for his cellular telephone expenses as well as other telephone related expenses.

          4. Except as modified by this Agreement, all provisions of the Employment Agreement remain in full force and effect.

     IN WITNESS WHEREOF, the parties have executed this agreement on the dates set forth below.

COMPANY:                                       EMPLOYEE:

ORALABS, INC., a Colorado corporation          /s/ Gary H. Schlatter
                                               Gary H. Schlatter

                                               Date:____________________________
By: /s/ Michael I. Friess
-------------------------
Michael I. Friess, authorized director

Date: May 5, 2000